SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 8, 1999
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
-------------------------------------------------------------------------------

               (Exact name of Registrant as specified in charter)


Delaware                        000-22611                            11-3344575
-------------------------------------------------------------------------------

(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                                      Number)



    77 Spruce Street, Cedarhurst, New York                                11516
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (516) 374-6700

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          (i) Balance Sheet of LocalNet Communications, Inc. as of December 31, 1997.

          (ii) Statements of Income of LocalNet Communications, Inc. for the period from March 28, 1997 (inception) to December 31, 1997.

          (iii)Statement  of  Changes  in   Stockholders'   Equity  of  LocalNet
               Communications,   Inc.   for  the  period  from  March  28,  1997
               (inception) to December 31, 1997.

          (iv) Statement of Cash Flows of LocalNet Communications, Inc. for the period from March 28, 1997 (inception) to December 31, 1997.

          (v) Condensed Balance Sheet of LocalNet Communications, Inc. as of September 30, 1998.

          (vi) Condensed Statements of Operations of LocalNet Communications, Inc. for the nine months ended September 30, 1998 and 1997.

          (vii)Condensed Statements of Cash Flows of LocalNet Communications, Inc. for the nine months ended September 30, 1998 and 1997.

     (b)  Pro Forma Financial Information.

          (i)  Pro Forma Balance Sheet of the Company as of September 30, 1998.

          (ii) Pro Forma Statements of Operations of the Company for the nine months ended September 30, 1998.

          (iii)Pro Forma Statements of Operations of the Company for the year ended December 31, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPU-DAWN, INC.


Dated: March 23, 1999                   By: /s/ Mark Honigsfeld
                                           -----------------------------------
                                           Mark Honigsfeld,
                                           President and Chief Executive Officer

                          LOCALNET COMMUNICATIONS, INC.

                              FINANCIAL STATEMENTS
                        FOR THE PERIOD FROM MARCH 28,1997
                               (DATE OF INCEPTION)
                               TO DECEMBER 31,1997
                        AND INDEPENDENT AUDITORS' REPORT

                                  * * * * * * *

                                TABLE OF CONTENTS
                                                                           PAGE

INDEPENDENT AUDITORS' REPORT                                                1
FINANCIAL STATEMENTS:
  Balance Sheet                                                             2
  Statement of Income                                                       4
  Statement of Changes in Stockholders' Equity                              5
  Statement of Cash Flows                                                   6
  Notes to Financial Statements                                             8

                          Ennis, Pellum & Griggs, P.A.
                          CERTIFIED PUBLIC ACCOUNTANTS

RAY 0. HILLIARD, CPA RETIRED                  JACKSONVILLE                              PONTE VEDRA
ROBERT W. ENNIS, CPA                  4417 BEACH BOULEVARD. SUITE 304          2207 SAWGRASS VILLAGE DRIVE
RON R. PELLUM                            JACKSONVILLE, FLORIDA 32207        PONTE VEDRA BEACH, FLORIDA 32082
ERIC N. GRIGGS, CPA                            904-396-5965                            904-280-2053
BONNIE H. SMITH, CPA                         FAX: 9O4~399-4O94                        FAX: 904-280-2055
                                               www.jaxcpa.com                     E-Mail: epg@jaxcpa.com



                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
LocalNet Communications, Inc.
Jacksonville, Florida


We have audited the accompanying balance sheet of LocalNet Communications, Inc. (a Florida corporation) as of December 31, 1997, and the related statements of income, retained earnings and cash flows for the period from March 28, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LocalNet Communications, Inc. as of December 31, 1997, and the results of its operations and cash flows for the period from March 28, 1997 (date of inception) to December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Ennis, Pellum & Griggs, P.A.

Jacksonville, Florida
May 13, 1998



 MEMBERS AMERICAN AND FLORIDA INSTITUTES OF CERTIFIED PUBLIC ACCOUNTANTS MEMBER
    OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS PRIVATE COMPANIES
                                PRACTICE SECTION

                          LOCALNET COMMUNICATIONS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1997

                                     ASSETS

CURRENT ASSETS:
 Cash and cash equivalents                                                                             $ 278,789
 Accounts receivable                                                                                      25,249
 Employee advances                                                                                        14,023
 Inventory                                                                                                36,371
 Prepaid expenses                                                                                          3,475
 Deferred income taxes - current                                                                         176,960
                                                                                                         -------

        Total Current Assets                                                                             534,867
                                                                                                         -------

PROPERTY AND EQUIPMENT - AT COST:
 Equipment and software                                                                                  125,296
 Furniture and fixtures                                                                                    9,937
                                                                                                           -----
                                                                                                         135,233
Accumulated depreciation                                                                                  (7,870)
                                                                                                         -------

        Total Property and Equipment, Net                                                                127,363
                                                                                                         -------

OTHER ASSETS:
  Deposits                                                                                                 2,000
  Deferred income taxes - noncurrent                                                                      13,026
                                                                                                         -------

        Total Other Assets                                                                                15,026
                                                                                                          ------

        TOTAL ASSETS                                                                                  $  677,256
                                                                                                       =========













                       See notes to financial statements.


                          LOCALNET COMMUNICATIONS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1997


                      LIABILITIES AND STOCKHOLDERS' DEFICIT


CURRENT LIABILITIES:
 Accounts payable                                                                                    $ 171,207
 Commissions payable                                                                                   152,590
 Unearned revenue                                                                                      145,756
 Accrued expenses                                                                                       35,477
 Unearned commissions                                                                                   23,087
 Current maturities of long-term debt                                                                  208,962
                                                                                                       -------

        Total Current Liabilities                                                                      737,079
                                                                                                       -------

LONG-TERM DEBT                                                                                         201,733
                                                                                                       -------

STOCKHOLDERS' DEFICIT:
 Common stock - authorized 1,000,000 shares; $.01 par value;
 issued and outstanding 113,465 shares                                                                   1,135
 Additional paid-in capital                                                                             74,990
 Stock subscriptions receivable                                                                           (824)
 Accumulated deficit                                                                                  (336,857)
                                                                                                        -------

                                                                                                      (261,556)
                                                                                                      ---------
        Total Stockholders' Deficit


        TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                                  $ 677,256
                                                                                                     =========












                       See notes to financial statements.


                          LOCALNET COMMUNICATIONS, INC.
                               STATEMENT OF INCOME
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997


REVENUES:
Marketing service                                                                                 $    672,089
Communication services                                                                                  58,764
                                                                                                     ---------

        Total Revenues                                                                                 730,853
                                                                                                       -------

OPERATING EXPENSES:
 Commissions                                                                                           383,731
 Materials and service fees                                                                             82,188
 Payroll expenses                                                                                      184,404
 Sales meeting expenses                                                                                106,348
 Travel and entertainment                                                                              123,370
 Consulting and management fees                                                                        119,802
 Advertising                                                                                            43,406
 Professional services                                                                                  28,063
 Office expense                                                                                         57,294
 Rent expense                                                                                           39,039
 Transportation and equipment                                                                           26,772
 Repairs and maintenance                                                                                13,815
 Telephone and communications                                                                           17,366
 Depreciation                                                                                            7,870
 Other                                                                                                  13,872
                                                                                                        ------
        Total Operating Expenses                                                                     1,247,340
                                                                                                     ---------

INCOME (LOSS) FROM OPERATIONS                                                                         (516,487)
                                                                                                      ---------

OTHER INCOME (EXPENSE):
 Interest expense                                                                                      (13,971)
 Interest income                                                                                         3,615
                                                                                                        -------
         Total Other Income (Expense)                                                                  (10,356)
                                                                                                       --------


NET LOSS BEFORE INCOME TAXES                                                                          (526,843)

INCOME TAX EXPENSE (BENEFIT)                                                                          (189,986)
                                                                                                      ---------
NET LOSS                                                                                             $(336,857)
                                                                                                      ---------

                       See notes to financial statements.


                          LOCALNET COMMUNICATIONS, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
              FOR THE PERIOD FROM MARCH 28,1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997
                                                                         ADDITIONAL     STOCK
                                                       COMMON STOCK       PAID-IN    SUBSCRIPTION    ACCUMULATED
                                       DATE      SHARES       AMOUNT      CAPITAL     RECEIVABLE       DEFICIT
Issue stock for subscription
  receivable                          4/1/97      50,000      $ 500        $ ---        $  500          $ ---

Issue stock for cash                 8/14/97      30,000        300          ---            ---           ---

Issue stock for subscription
  receivable                         8/14/97      25,000        250          ---            250           ---

Issue stock for cash                12/30/97       1,050         11       74,990            ---           ---

Issue stock for subscription
  receivable                        12/30/97       1,628         16          ---             16           ---

Issue stock for subscription
  receivable                        12/31/97       5,787         58          ---             58           ---

Net loss for the period from
  March 28, 1997 through
  December 31, 1997                                  ---        ---          ---            ---     (336,857)
                                                --------      -----        -----          -----      -------

Balance, December 31, 1997                       113,465     $1,135      $74,990        $   824   $ (336,857)
                                                 =======     ======      =======        =======   ===========














                       See notes to financial statements.


                          LOCALNET COMMUNICATIONS, INC.

                             STATEMENT OF CASH FLOWS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997
                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                                          $     (336,857)
Adjustments to reconcile net loss to net cash used in operating activities:
 Provision for deferred income taxes                                                                    (189,986)
 Depreciation and amortization                                                                             7,870
(Increase) Decrease in:
 Receivables                                                                                             (39,272)
 Inventories                                                                                             (36,371)
  Prepaid expenses                                                                                        (3,475)
 Other assets                                                                                             (2,000)
Increase (Decrease) in:
 Accounts payable                                                                                        171,207
 Accrued liabilities                                                                                     211,154
 Unearned revenue                                                                                        145,756
                                                                                                       ----------

        Net Cash Used in Operating Activities                                                            (71,974)
                                                                                                       ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment                                                                       (72,490)
                                                                                                       ----------
        Net Cash Used in Investing Activities                                                            (72,490)
                                                                                                       ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock                                                                  75,301
  Proceeds from long-term debt                                                                           387,000
  Principal payments on long-term debt                                                                  (39,048)
                                                                                                       ---------

        Net Cash Provided by Financing Activities                                                        423,253
                                                                                                         -------

NET INCREASE IN CASH                                                                                    278,789

CASH - BEGINNING                                                                                            ---
                                                                                                  -------------

CASH - ENDING                                                                                       $   278,789
                                                                                                    ===========



                       See notes to financial statements.


                          LOCALNET COMMUNICATIONS. INC.

                             STATEMENT OF CASH FLOWS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997
                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for:
Interest expense                                                                                   $       877
                                                                                                   ===========

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
AND FINANCING ACTIVITIES:


Property and equipment purchased                                                                   $   135,233
Less: purchases financed                                                                              (62,743)
                                                                                                   -----------
Cash paid for property and equipment                                                               $   72,490
                                                                                                   ===========






















                       See notes to financial statements.

                          LOCALNET COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         General

         LocalNet Communications, Inc. (the Company) is a Florida corporation incorporated on March 28, 1997. The Company is a customer acquisition company whose core business is communications and technology products and services. The business includes switched access or local dial tone business, wireless communications, long distance telephone service, paging satellite systems, computer and Internet services and innovative information superhighway products.

         Unearned Revenue

         The Company primarily utilizes independent representatives ("IRs") to market its products and services. Revenues include fees from independent representatives for the purchase of a start-up package, training, support and sales aid supplies and commissions from service providers for customer usage of telecommunications services.

         Marketing service revenues are primarily comprised of receipts from IRs. Receipts from IRs consist of fees to enroll as Sales Representatives (SRs) or Area Representatives (ARs). Both positions provide start-up packages which include different levels of specialized materials, training, and management support services. Receipts also include tuition fees from ARs who enroll in a trainer certification course. The portions of the marketing service revenues that relate to ongoing management support services are deferred in accordance with generally accepted accounting principles and amortized over a period of 12 months in order to match those revenues with the costs of providing the related support services. Unearned revenue includes deferred revenue for management support services, deposits from IRS for LocalNet Broadcast Network (LBN) Tele-TV adapters and advance draws on commissions from service providers.

         Unearned Commissions

         Commissions are paid to IRs based upon the acquisition of new subscribers and usage by subscribers. The Company also pays Commissions for the training of IRs. Commissions are recorded as an expense in the period the related revenue is recognized. Commissions payable includes commissions earned by IRS as of December 31, 1997. The unearned commissions includes commissions for subscriber acquisition expected to be earned by IRS in 1998 and paid from IRs fees received and recognized as revenue in 1997. Management estimates that it is probable that 75% of the ARS and 50% of the SRs will qualify to earn the commissions.

                          LOCALNET COMMUNICATIONS, INC
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

         Inventories

         Inventory consists primarily of marketing materials and promotional items, and is valued at the lower of cost or market.

         Property and Equipment

         Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the following estimated useful live of the related assets. Computer software includes external direct costs of software developed for internal use and is depreciated using the straight-line method over 3 years, which is the estimated useful life. Depreciation expense for 1997 totaled $7,870. The lives used in determining depreciation are as follows:

                  Equipment and software                           3 to 5 years
                  Furniture and fixtures                           5 to 7 years

         The costs of additions and improvements which substantially extend the useful life and/or value of a particular asset are capitalized. Repair and maintenance costs which do not increase the useful lives of the assets are charged to expense as incurred. Upon disposition, the cost and related accumulated depreciation are remove from the accounts and any gain or loss is included in the results of operations.

         Advertising Costs

         The Company expenses advertising costs as they are incurred.

         Statement of Cash Flows

         For purposes of cash flows, cash and cash equivalents include cash on hand and interest bearing deposits with maturities of 90 days or less.

         Allowance for Bad Debts

         No allowance for uncollectible accounts has been provided since it is believed the balances in accounts receivable are fully collectible.

         Income Taxes

         The Company accounts for income taxes in accordance with SFAS No.109, "Accounting for Income Taxes," which requires that deferred income tax expenses be provided based

                          LOCALNET COMMUNICATIONS, INC
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

         Income Taxes (Continued)

         upon estimated future tax effects of differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes calculated based upon provisions of enacted tax laws.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       LEASE COMMITMENTS:

         The Company is obligated under various leases for office space, vehicles, and equipment. Rent expense under these leases for 1997 totaled $58,997. The minimum future lease payments under these leases are as follows:
                  1998                                                $54,810
                  1999                                                 17,346
                                                                      -------
                  Total minimum future rentals                        $72,156
                                                                      -------

3.       NOTES PAYABLE:

         Notes payable consist of the following:

         Note payable for $39,000 to RECOM Cellular (a related
         company) dated June 30, 1997, interest payable quarterly
         at 10% and full  principal balance due June 30, 1998.        $ 39,000

         Note payable for $98,000 to Smart Phone America, Inc.
         (a related company) dated August 31, 1997, interest
         payable quarterly at 10% and full principal balance
         due August 31, 1998.                                           70,178

                          LOCALNET COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

3.       NOTES PAYABLE (CONTINUED):

         Note  payable for  $250,000 to a  shareholder  dated  August 14,  1997, interest  accrued at 8.5%,  with  principal  and accrued  interest  due
         August 14, 2000. The note provides for  additional  payments of: $15 of the fee paid by each independent area  representative and 1/4% of gross revenues,  until the note is paid in full; $10 of the fee in perpetuity after the note is paid in full,  and 1/4% of gross  revenues  from long distance usage for 2 years. Personally guaranteed by member of the
         Board of Directors.                                                                         239,440

         Note payable for $35,152 to First Union  National Bank dated  September
         29,  1997,   payable  $771  per  month   including   interest  at  11%,
         collateralized   by  computer  and  office   equipment  and  furniture.
         Personally guaranteed by a shareholder.                                                      34,486


         Note payable for $27,591 to First Union  National  Bank dated  November
         12, 1997,  payable $591 per month including interest at the Wall Street
         Journal prime rate plus 1%, collateralized by 1995 Chevrolet Suburban.
         Personally guaranteed by a shareholder.                                                      27,591
                                                                                                    --------

                  Total long-term debt                                                               410,695

                   Less: current portion                                                            (208,962)
                                                                                                    ---------
                   Long-term debt, net                                                              $20l,733
                                                                                                    ---------
                                                                                                    ---------

         Following are maturities of long-term debt for each of the next five years:

                    1998                                            $ 208,962
                    1999                                              101,147
                    2000                                               72,487
                    2001                                               14,039
                    2002                                               14,060
                                                                       ------
                   Total                                             $410,695
                                                                     --------

                          LOCALNET COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

4.       PROVISION FOR INCOME TAXES:

         Deferred tax assets and liabilities are determined based on the difference between financial statements and tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the year's income taxable for federal and state income tax reporting purposes.

         The components of the provision (benefit) for income taxes are as follows for the period ended December 31, 1997:

                   Current:
                     Federal                                          $      ---
                     State                                                   ---
                                                                      ----------
                   Deferred:
                     Federal                                           (162,218)
                     State                                              (27,768)
                   Valuation allowance                                ----------
                                                                      $(189,986)
                                                                      ----------

         Temporary differences which give rise to the net deferred income tax liability at December 31, l997 are as follows:

                                                           Deferred                   Deferred
                                                           Tax Asset                Tax Liability
        Depreciation and amortization                      $      ---                 $ 4,284
         Unearned commissions                                    8,688                    ---
         Net operating loss carryforward                       162,502                    ---
         Start-up cost (net of amortization)                    23,080                    ---
                                                                ------               --------
                                                               194,270                  4,284
         Valuation Allowance                                       ---                    ---
                                                              --------               --------
                                                              $194,270                $ 4,284
                                                              ========                =======


         These amounts have been presented in the financial statements as net deferred tax assets as follows:

                   Deferred tax asset - current                      $   176,960
                   Deferred tax asset - noncurrent                        13,026
                                                                       ---------
                   Net deferred tax asset                              $ 189,986
                                                                       =========

         The Company expects to have sufficient future income to realize its recorded deferred tax assets, and therefore has not recorded a valuation allowance.

                          LOCALNET COMMUNICATIONS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

4.       PROVISION FOR INCOME TAXES (CONTINUED):

         The income tax expense (benefit) may differ from the expense (benefit) that would result from applying statutory rates to income before income taxes primarily because of non-deductible expenses for entertainment, food and life insurance

         As of December 31, 1997, the Company has an unused net Operating loss carryforward of $431,842 which expires, if not used, in 2012.

5.       RELATED PARTY TRANSACTIONS:

         During 1997, the Company purchased consulting and management services, from related parties, including National Wireworks, Inc. d/b/a Recom Cellular, SmartPhone America, Inc., Anglo- American Fulfillment Company, Osprey Capital Management, LLC and certain individual stockholders.

         Expenses included payments to related parties in the amounts of $109,374 for consulting and management fees, $61,721 to reimburse payroll expenses and $25,000 for rent expense. Additionally, $12,611 was accrued for interest expense on notes payable to related companies and shareholders.

         As part of the management services to effect the Company's creation, lease agreements and contracts for office space, equipment, and vehicles were entered into by related parties on behalf of and for the benefit of the Company and were subsequently adopted and ratified by the Company's Board of Directors.

         In 1997, the Company issued 82,415 shares of common stock at par to individuals affiliated with the Company as compensation for the organization of the Company and for rights to certain technological and intellectual property utilized by the Company. These include 2,161 shares issued as a result of an oral agreement with a related party which grants the right to purchase common stock at par up to 2% of the outstanding shares in exchange for consulting services rendered to the Company. The fair market value of the transactions was not determinable at the time of issue. Accordingly, the transactions were valued at $824 which equals the par value of $.01.

6.       CONCENTRATION OF CREDIT RISK:

         The Company maintains cash balances in accounts at one bank. The Company's accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 1997, the Company had uninsured cash balances totaling $178,789.

                          LOCALNET COMMUNICATIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

7.       MAJOR SUPPLIERS:
         Revenues from service providers in 1997 were primarily derived from commissions on local switched services and long distance telephone services. The Company has entered into agency agreements with American Communications Services, Inc. (ACSI) to market local switched services and with UniDial Incorporated UniDial) to market long distance telephone services.

         The Agreement with ACSI is for an initial term of two years. The Agreement provides for a one year automatic renewal unless either party advises to the contrary not less than 60 days prior to the renewal anniversary. Additionally the Agreement shall remain in force after the initial three year period as long as the Company maintains a 15% incremental growth quarter over quarter beginning in each calendar year.

         The Agreement with UniDial sets forth terms for payment of commissions to the Company. The initial term of the Agreement is five years. The Agreement may be renewed for successive terms of two years. The
         Agreement also provides terms for termination by the Company or UniDial.

         Accounts receivable at December 31, 1997 totaling $25,249 consisted of commissions receivable from these two service providers.

8.       SUBSEQUENT EVENTS:
         Employment Agreements

         Effective January 1, 1998, the Company executed employment agreements with the Chief Executive Officer (CEO) and Chief Operating Officer
         (COO). The employment agreements include in part provisions for the issuance of common stock and additional compensation as a percentage of gross revenues. The Company also entered into an oral employment agreement with the Chief Financial Officer (CFO) which includes in part provisions for the issuance of common stock. The agreements with the COO and CFO pertaining to the issue of common stock contain non-dilutive provisions totaling 2 1/2%.

         Consulting and License Agreement

         Effective January 1, 1998, the Company executed a consulting and license agreement with a related party which grants an exclusive license to certain intellectual property. The agreement includes a provision for royalty payments based on a percentage of gross revenues in addition to an annual stipulated consulting fee so long as the company remains profitable. The consulting fee may be adjusted at the discretion of the company's President and CFO.

                          LOCALNET COMMUNICATIONS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE PERIOD FROM MARCH 28, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997


8.       SUBSEQUENT EVENTS (CONTINUED)

         International Operations

         In 1998, the Company expanded operations into Canada, Europe and Puerto
         Rice.   Negotiations   were  being   conducted  to  expand  into  other
         international markets.






                                        _______________________________

                          LOCALNET COMMUNICATIONS, INC.

                         UNAUDITED FINANCIAL STATEMENTS

                           SEPTEMBER 30, 1998 AND 1997

                          LOCALNET COMMUNICATIONS, INC.
                             CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (unaudited)

                                   - ASSETS -

CURRENT ASSETS:
      Cash                                                                                                        $     64,624
      Accounts receivable - net                                                                                         78,879
      Prepaid expenses and other current assets                                                                         14,937
      Inventory                                                                                                        537,667
                                                                                                                  ------------

TOTAL CURRENT ASSETS                                                                                                   696,107

PROPERTY AND EQUIPMENT:
      Fixed assets                                                                               $    282,641
      Less: accumulated depreciation                                                                  (46,932)         235,709
                                                                                               --------------

OTHER ASSETS                                                                                                            12,454

                                                                                                                   $   944,270

               - LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) -

CURRENT LIABILITIES:
      Accounts payable and accrued expenses                                                                         $1,940,350
      Deferred revenues                                                                                                 40,090
      Current portion - long-term debt                                                                                 493,209
                                                                                                                  ------------

TOTAL CURRENT LIABILITIES                                                                                            2,473,649

STOCKHOLDERS' DEFICIT:
      Common stock                                                                           $          1,135
      Additional paid-in capital                                                                      439,990
      Accumulated deficit                                                                          (1,970,504)      (1,529,379)
                                                                                                 ------------      -----------

                                                                                                                   $   944,270















                                     Page 2.



                          LOCALNET COMMUNICATIONS, INC.
                       CONDENSED STATEMENTS OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                   (unaudited)


                                                                                                    1998              1997
                                                                                                -------------      -----------

REVENUES - NET                                                                                   $  7,539,416        $ 475,054
                                                                                                 ------------        ---------

COSTS AND EXPENSES:
      Costs of revenues                                                                             5,326,984          349,430
      General and administrative                                                                    3,710,977          586,066
                                                                                                 ------------       ----------
                                                                                                    9,037,961          935,496
                                                                                                 ------------       ----------

LOSS FROM OPERATIONS                                                                               (1,498,545)        (460,442)
                                                                                                 ------------       ----------

OTHER INCOME (EXPENSE):
      Interest and other income                                                                        11,610            1,627
      Interest expense                                                                                (16,496)          (9,780)
                                                                                               --------------     ------------
                                                                                                       (4,886)          (8,153)
                                                                                              ---------------     ------------

LOSS BEFORE PROVISION (CREDIT) FOR INCOME TAXES                                                    (1,503,431)        (468,595)

      Provision (credit) for income taxes                                                             -                -
                                                                                          ------------------- ----------------

NET LOSS                                                                                          $(1,503,431)       $(468,595)
                                                                                                  ===========        =========


























                                     Page 3.


                          LOCALNET COMMUNICATIONS, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                   (unaudited)


                                                                                                     1998             1997
                                                                                                -------------    -------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net cash utilized by operating activities                                                     $(514,271)       $(355,008)
                                                                                                    ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property and equipment                                                             (147,408)         (30,553)
                                                                                                   ----------      -----------
      Net cash utilized by investing activities                                                      (147,408)         (30,553)
                                                                                                   ----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from issuance of common stock                                                          365,000              300
      Proceeds from long-term debt                                                                    290,000          422,152
      Principal payments of long-term debt                                                           (207,486)          (7,810)
                                                                                                   ----------     ------------
      Net cash provided by financing activities                                                       447,514          414,642
                                                                                                   ----------      -----------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                                                 (214,165)          29,081

      Cash and cash equivalents, beginning of period                                                  278,789          -
                                                                                                   ---------- ----------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                           $   64,624      $    29,081
                                                                                                   ==========      ===========

























                                     Page 4.

                                Compu-DAWN, Inc.
                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)



The following unaudited pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Compu-DAWN, Inc., (the Company). The pro forma financial statements should be read in conjunction with the notes thereto and the historical financial statements of the Company.

The accompanying pro forma balance sheet has been presented as if the transactions described below occurred at the Company's balance sheet date, September 30, 1998. The accompanying pro forma statements of operations have been prepared as if the transactions occurred at the beginning of the year ended December 31, 1997 and the nine months ended September 30, 1998.

These pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transactions been completed as of the beginning of the year ended December 31, 1997 and the nine months ended September 30, 1998.

The pro forma transactions (see notes to pro forma financial statements) are as follows:

         - the  issuance of loans by the Company and  interest  accrued thereon
         - the peaceful surrender of assets to satisfy a portion  of the loans
         - recognition of an impaired loan resulting in a charge to operations


                                Compu-DAWN, Inc.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (Unaudited)

                                   - ASSETS -


                                                         Historical
                                                   Compu-DAWN,            Localnet        Transactions and
                                                   Inc.              Communications         Adjustments                 Consolidated

CURRENT ASSETS:
   Cash                                             $6,407,365         $    64,624                  $1,900,000(1)      $   4,571,989
   Accounts receivable                                 117,725              78,879                                           196,604
   Prepaid expenses and other current assets           104,268              14,937                                           119,205
   Loans receivable                                    -                   -         $1,900,000(1)     750,000(2)            -
                                                                                                     1,150,000(3)
   Inventory                                           -                   537,667                     194,270(2)            343,397
                                            ------------------         -----------                                     -------------

TOTAL CURRENT ASSETS                                 6,629,358             696,107                                         5,231,195

FIXED ASSETS                                           237,424             235,709                                           473,133

OTHER ASSETS                                            21,525              12,454                                            33,979
                                                 -------------       -------------                                    --------------

TOTAL ASSETS                                        $6,888,307         $   944,270                                       $ 5,738,307
                                                    ==========         ===========                                       ===========

                                               - LIABILITIES AND STOCKHOLDERS' EQUITY -

CURRENT LIABILITIES:
   Accounts payable and accrued liabilities       $     31,936         $ 1,940,350    1,940,350(2)                     $      31,936
   Deferred revenue                                     27,898              40,090       40,090(2)                            27,898
   Notes payable - officer                              75,000             -                                                  75,000
   Current portion - long-term debt                      6,427             493,209      493,209(2)                             6,427
                                                --------------       -------------                                   ---------------

TOTAL CURRENT LIABILITIES                              141,261           2,473,649                                           141,261
                                                  ------------        ------------                                     -------------

NON-CURRENT LIABILITIES:
   Long-term debt                                       17,565             -                                                  17,565
   Deferred rent liability                              29,644             -                                                  29,644
                                                 ------------- -------------------                                    --------------
                                                        47,209             -                                                  47,209
                                                 ------------- -------------------                                    --------------

STOCKHOLDERS' EQUITY (DEFICIT):
   Preferred stock                                          50              -                                                    50
   Common stock                                         31,795               1,135        1,135(2)                           31,795
   Additional paid-in capital                       13,397,783             439,990      439,990(2)                       13,397,783
   Accumulated deficit                              (6,104,079)         (1,970,504)   1,150,000(3)   1,970,504(2)        (7,254,079)
   Treasury stock                                     (625,712)            -                                               (625,712)
                                                 ------------- -------------------                                     -------------

Total stockholders' equity (deficit)                 6,699,837          (1,529,379)                                        5,549,837
                                                 -------------        ------------                                      ------------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                            $ 6,888,307        $    944,270                                       $ 5,738,307
                                                   ===========        ============                                       ===========


                                                           Compu-DAWN, Inc.
                                                  PRO FORMA STATEMENTS OF OPERATIONS
                                             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                              (Unaudited)


                                                            Historical
                                                   Compu-DAWN,           Localnet            Transactions and
                                                 Inc.                Communications             Adjustments             Consolidated

REVENUES - NET                                    $    916,129         $ 7,539,416                                     $  8,455,545
                                                  ------------         -----------                                      ------------

COSTS AND EXPENSES:
   Cost of revenues                                    395,523           5,326,984                                        5,722,507
   General and administrative                        1,212,144           3,710,977                                        4,923,121
   Research and development                            381,726             -                                                381,726
                                                 -------------       --------------                                    -------------

TOTAL OPERATING EXPENSES                             1,989,393           9,037,961                                       11,027,354
                                                 -------------       -------------                                      ------------

LOSS FROM OPERATIONS                                (1,073,264)         (1,498,545)                                      (2,571,809)
                                                 -------------       -------------                                     -------------

OTHER INCOME (EXPENSES):
   Interest and other income                           121,246              11,610                        $171,000(1)       303,856
   Interest expense                                    (17,940)            (16,496)                                         (34,436)
   Loan impairment                                       -                   -          1,150,000(3)                     (1,150,000)
   Loss due to terminated investment
     transaction                                      (296,952)              -                                             (296,952)
                                                --------------      --------------                                     -------------
                                                      (193,646)             (4,886)                                      (1,177,532)
                                                --------------      --------------                                     -------------

NET LOSS                                           $(1,266,910)        $(1,503,431)                                     $(3,749,341)
                                                   ===========         ===========                                       ===========


WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING                                2,988,978                                                             2,988,978
                                                     =========                                                             =========


BASIC LOSS PER SHARE                                    $(0.42)                                                              $(1.25)
                                                        ======                                                                ======



                                                           Compu-DAWN, Inc.
                                                  PRO FORMA STATEMENTS OF OPERATIONS
                                                 FOR THE YEAR ENDED DECEMBER 31, 1997
                                                              (Unaudited)


                                                              Historical
                                                     Compu-DAWN,        Localnet             Transactions and
                                                Inc.                  Communications            Adjustments             Consolidated

REVENUES - NET                                   $     591,375        $    730,853                                      $ 1,322,228
                                                 -------------        ------------                                       -----------

COSTS AND EXPENSES:
   Cost of revenues                                    406,563             465,919                                          872,482
   General and administrative                        2,195,406             781,421                                        2,976,827
   Research and development                            935,804             -                                                935,804
                                                --------------      --------------                                      ------------

TOTAL OPERATING EXPENSES                             3,537,773           1,247,340                                        4,785,113
                                                 -------------      --------------                                      ------------

LOSS FROM OPERATIONS                                (2,946,398)           (516,487)                                      (3,462,885)
                                                  ------------       -------------                                      ------------

OTHER INCOME (EXPENSES):
   Interest and other income                           120,158               3,615                         $228,000(1)      351,773
   Interest expense                                 (1,610,505)            (13,971)                                      (1,624,476)
   Loan impairment                                     -                   -          1,150,000(3)                       (1,150,000)
                                                  -------------     ---------------                                     ------------
                                                    (1,490,347)            (10,356)                                      (2,422,703)
                                                  ------------      --------------                                      ------------

NET LOSS                                           $(4,436,745)       $   (526,843)                                     $(5,885,588)
                                                   ===========        ============                                       ===========


WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING                                2,270,047                                                            2,270,047
                                                     =========                                                            =========


BASIC LOSS PER SHARE                                    $(1.95)                                                              $(2.59)
                                                        ======                                                                ======


                                Compu-DAWN, Inc.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE - 1 During the period from October 31, 1998 to January 4, 1999, the Company advanced a total of $1,900,000 in loans to Localnet Communications, Inc., (Localnet) with interest at an annual rate of 12%. The collateral for these loans were certain operating assets of Localnet. In January 1999, the Company assigned the loans receivable to e.TV Commerce, Inc., a newly formed wholly owned subsidiary.


NOTE - 2 This adjustment reflects the surrender of the collateral (certain operating assets) to the Company in settlement of $750,000 of the aforementioned loan and the elimination of other assets and liabilities of Localnet, not being transferred to the Company in this transaction. The Company, through e.TV Commerce, Inc., will utilize these operating assets to conduct the same type of operation previously conducted by Localnet.


NOTE - 3 Since it is probable that the remaining balance will not be collected, the loan is deemed to be impaired and the Company has recognized a bad debt expense for $1,150,000.